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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-65673 and 333-57742.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,
   March 29, 2001